                                                              Exhibit 99.h(xiii)



                      Supplemental Terms and Conditions to
                          the Credit Agreement between
                         AMR Investment Services Trust,
                           American AAdvantage Funds,
                        American AAdvantage Mileage Funds
                                       and
                          AMR Investment Services, Inc.

        The attached amended Schedule I is hereby incorporated into the Credit Agreement dated December 1, 1999, as supplemented on July 31, 2000 and December 28, 2000 (the "Agreement"), between the AMR Investment Services Trust, American AAdvantage Funds, and American AAdvantage Mileage Funds (the "Trusts") and AMR Investment Services, Inc. (the "Manager"). To the extent that there is any conflict between the terms of the Agreement and these Supplemental Terms and Conditions ("Supplement"), this Supplement shall govern.


Dated: March 1, 2002


                                   AMR INVESTMENT SERVICES TRUST
                                   AMERICAN AADVANTAGE FUNDS
                                   AMERICAN AADVANTAGE MILEAGE FUNDS
                                    For and on behalf of each Borrower listed on
                                    Schedule I hereto


                                   By: ___________________________________


                                   Title: ________________________________


                                   AMR INVESTMENT SERVICES, INC.


                                   By: ___________________________________


                                   Title: ________________________________

                                                                      SCHEDULE I


                                    BORROWERS


Investment Company                      Portfolio or Fund
------------------                      -----------------
AMR INVESTMENT SERVICES TRUST
                                        International Equity Portfolio

AMERICAN AADVANTAGE FUNDS
                                        American AAdvantage Balanced Fund
                                        American AAdvantage Large Cap Value Fund
                                        American AAdvantage Small Cap Value Fund
                                        American AAdvantage International Equity Fund
                                        American AAdvantage Large Cap Growth Fund
                                        American AAdvantage Emerging Markets Fund
                                        American AAdvantage Small Cap Index Fund
                                        American AAdvantage International Equity Index Fund
                                        American AAdvantage High Yield Bond Fund